LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie High Yield Fund

formerly known as LVIP Delaware High Yield Fund

Supplement Dated October 2, 2024

to the Statement of Additional Information (“SAI”) dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP Macquarie High Yield Fund formerly known as LVIP Delaware High Yield Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, all references to, and information regarding, Adam H. Brown, CFA, in the SAI, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE